UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 20, 2025

ZSPACE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-42431	35-2284050
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

55 Nicholson Lane San Jose, California	95134
(Address of Principal Executive Offices)	(zip code)

(408) 498-4050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	ZSPC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On October 20, 2025, zSpace, Inc. (the “Company”) issued a press release announcing: (i) the transfer of the listing of its common stock par value $0.00001 per share (“Common Stock”), from the Nasdaq Global Market to the Nasdaq Capital Market and (ii) that the Company had regained compliance with the Nasdaq Continued Listing Standards.

As previously disclosed, on October 1, 2025, the Company received a written notice from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with the continued listing requirement of the Nasdaq Global Market, as set forth in Nasdaq Listing Rule 5450(b)(2)(C), which requires listed companies to maintain a minimum market value of publicly held shares (“MVPHS”) of at least $15,000,000 (the “Nasdaq Non-Compliance Matter”). Based on the Staff’s review of the Company’s MVPHS, the Company’s MVPHS was below $15 million for the 30 consecutive business days prior to the date of the notice.

On October 9, 2025, the Company submitted an application to transfer its listing from the Nasdaq Global Market to the Nasdaq Capital Market. The continued listing requirement for MVPHS on the Nasdaq Capital Market is $1,000,000.

Effective at the beginning of trading on October 16, 2025, the listing of the Company’s Common Stock was transferred to the Nasdaq Capital Market. On October 15, 2025, the Company received confirmation from the Staff that the Nasdaq Non-Compliance Matter was closed because of the transfer of the listing of the Company’s Common Stock from the Nasdaq Global Market to the Nasdaq Capital Market, and that any future non-compliance will be measured from the date of such transfer.

A copy of the press release is furnished herewith as Exhibit 99.1 to the Current Report on Form 8-K.  The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press release dated October 20, 2025 entitled “zSpace Receives Nasdaq Approval to Transfer Listing to Nasdaq Capital Market and Regains Compliance with Nasdaq Listing Requirements”.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2025	zSpace, Inc.

	By:	/s/ Erick DeOliveira
Erick DeOliveira
Chief Financial Officer